UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

Primis Financial Corp.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 24, 2024, Primis Bank (the wholly owned subsidiary of Primis Financial Corp.) and EverBank, N.A. (“EverBank”) entered into a Purchase and Assumption Agreement (the “Purchase Agreement”) whereby EverBank will acquire the Life Premium Finance Division from Primis Bank including all the associated loans, except for a subset of mostly fixed rate and rate-capped loans retained by Primis Bank, and the operations of the division, including its employees, for a premium of $6.0 million (the “Transaction”).

On October 31, 2024, Primis Bank completed the sale to EverBank of approximately $354 million of loans from the division with Primis Bank providing interim servicing until the transition of the business at the final closing which is expected on January 31, 2025. Between the first and second closings, EverBank will purchase an additional $19 million of loans and loans generated by the division in ordinary course at par. After the second closing, EverBank will service the Bank’s retained portfolio for the duration of the portfolio.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma financial information required by Item 9.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following financial information is included as Exhibit 99.1 to this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024
•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2023 and the nine months ended September 30, 2024

(d) Exhibits

2.1	Purchase and Assumption Agreement, dated October 24, 2024 by and between Primis Bank and EverBank, National Association.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 and Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2023 and the nine months ended September 30, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primis Financial Corp.

November 6, 2024	By:	/s/ Matthew A. Switzer
Matthew Switzer
Chief Financial Officer